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                                                                    EXHIBIT 23.3

                               CONSENT OF COUNSEL


     The undersigned hereby consents to the use of our name and the statement with respect to us appearing under the heading "Experts" in the Amendment No. 3 to the Registration Statement on Form S-1 of Millennium Pharmaceuticals, Inc.


                                            PENNIE & EDMONDS

New York, New York

May 6, 1996